                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 15, 2000




                        MURRAY INCOME PROPERTIES II LTD.
               (Exact Name of Registrant as Specified in Charter)

         TEXAS                                          0-17183                             75-2085586
-------------------------------                     ----------------                  ---------------------
(State or Other Jurisdiction of                     (Commission File                     (I.R.S. Employer
Incorporation or Organization)                           Number)                      Identification Number)


                5550 LBJ Freeway, Suite 675, Dallas, Texas 75240
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 991-9090



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           On November 15, 2000, pursuant to a Purchase and Sale Agreement dated effective as of August 14, 2000, by and between Murray Income Properties II, Ltd. (the "Partnership") and Grace Development, Inc. (the "Purchaser"), as amended, the Partnership sold the Paddock Place Shopping Center property, located in Nashville, Tennessee, for a sales price of $9,400,000 in cash. The sale of all the Partnership's properties in one or a series of sale transactions was authorized by its limited partners at a special meeting held on March 10, 2000. The Purchaser has no relationship with the Partnership or its general partners and its officers or directors (or their associates). The general partners anticipate that the commissions and expenses of the sale will be approximately $284,000, resulting in a net proceeds to the Partnership of $9,116,000 and a gain of approximately $2,489,000.

           The sales price of $9,400,000 exceeds the December 31, 1998 appraised value of $8,950,000 as disclosed in the proxy statement that was mailed to the Partnership's limited partners on or about January 14, 2000.

           The Partnership anticipates making a distribution of the net proceeds received from the sale of the Paddock Place Shopping Center property after payment of the property's liabilities in December 2000.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2000
(UNAUDITED)

                                                                     Pro Forma
                                               Historical         Adjustment for
                                               Summary at          Paddock Place           Pro Forma
                                           September 30, 2000     Shopping Center     September 30, 2000
                                           ------------------     ---------------     ------------------
Assets
Properties held for sale, net                 $ 14,372,266        $ (6,516,518)         $  7,855,748
Investment in joint venture, at equity           1,360,857                 -0-             1,360,857
Cash and cash equivalents                        1,363,556           8,926,766            10,290,322
Accounts receivable, net                           604,059             (45,332)              558,727
Other assets, net                                  590,143            (136,205)              453,938
                                              ------------        ------------          ------------
                                              $ 18,290,881        $  2,228,711          $ 20,519,592
                                              ============        ============          ============

Liabilities and Partners' Equity

Accounts payable                              $     16,782        $       (153)         $     16,629
Accrued property taxes                             258,900             (82,895)              176,005
Security deposits, state excise tax payable         91,948            (177,250)              (85,302)
Deferred income                                     14,856                 -0-                14,856
                                              ------------        ------------          ------------
Total liabilities                                  382,486            (260,298)              122,188
                                              ------------        ------------          ------------

Total partners' equity                          17,908,395           2,489,009            20,397,404
                                              ------------        ------------          ------------
                                              $ 18,290,881        $  2,228,711          $ 20,519,592
                                              ============        ============          ============

See notes to pro forma financial statements

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
(UNAUDITED)

                                               Historical
                                                 Summary             Pro Forma             Pro Forma
                                              For the Nine        Adjustment for         For the Nine
                                              Months Ended         Paddock Place         Months Ended
                                           September 30, 2000     Shopping Center     September 30, 2000
                                           ------------------     ---------------     ------------------
Income:
   Rental                                      $ 2,390,138          $  (984,416)           $ 1,405,722
   Interest                                         66,981               (2,261)                64,720
   Equity in earnings of joint venture             229,554                  -0-                229,554
                                               -----------          -----------            -----------
                                                 2,686,673             (986,677)             1,699,996
                                               -----------          -----------            -----------
Expenses:
   Depreciation                                    124,062              (50,178)                73,884
   Property operating                              610,299             (238,818)               371,481
   General and administrative                      266,850                  -0-                266,850
   Bad debts, net                                      -0-                  -0-                    -0-
                                               -----------          -----------            -----------
                                                 1,001,211             (288,996)               712,215
                                               -----------          -----------            -----------

   Earnings before income taxes                  1,685,462             (697,681)               987,781

State excise tax                                    52,400                  -0-                 52,400
                                               -----------          -----------            -----------

Net earnings                                   $ 1,633,062          $  (697,681)           $   935,381
                                               ===========          ===========            ===========

Basic earnings per limited
   Partnership interest                        $      5.08          $     (2.17)           $      2.91
                                               ===========          ===========            ===========


See notes to pro forma financial statements

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1999
(UNAUDITED)

                                                 Historical                   Pro Forma                 Pro Forma
                                                 Summary For               Adjustment for                For the
                                               the Year Ended               Paddock Place              Year Ended
                                              December 31, 1999            Shopping Center          December 31, 1999
                                              -----------------            ---------------          -----------------
Income:
   Rental                                        $ 3,026,527                 $(1,183,884)              $ 1,842,643
   Interest                                           72,934                      (3,202)                   69,732
   Equity in earnings of joint venture               137,992                         -0-                   137,992
                                                 -----------                 -----------               -----------
                                                   3,237,453                  (1,187,086)                2,050,367
                                                 -----------                 -----------               -----------
Expenses:
   Depreciation                                      721,179                    (297,444)                  423,735
   Property operating                                790,603                    (302,355)                  488,248
   General and administrative                        316,415                         -0-                   316,415
   Bad debts, net                                      5,476                      (5,476)                      -0-
                                                 -----------                 -----------               -----------
                                                   1,833,673                    (605,275)                1,228,398
                                                 -----------                 -----------               -----------

Net earnings                                     $ 1,403,780                 $  (581,811)              $   821,969
                                                 ===========                 ===========               ===========

Basic earnings per limited
   Partnership interest                          $      4.32                 $     (1.79)              $      2.53
                                                 ===========                 ===========               ===========

See notes to pro forma financial statements

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

           The unaudited pro forma consolidated balance sheet as of September 30, 2000 is based on the unaudited historical consolidated financial statements of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated as of September 30, 2000. The pro forma adjustments include net proceeds of approximately $9,116,000.

           The unaudited pro forma consolidated statement of earnings for the nine months ended September 30, 2000 is based on the unaudited historical statement of earnings of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated on January 1, 2000.

           The unaudited pro forma consolidated statement of earnings for the year ended December 31, 1999 is based on the unaudited historical consolidated statement of earnings of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated on January 1, 1999.

           These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements of the Partnership including its Annual Report on Form 10-K for the year ended December 31, 1999 and the unaudited financial statements of the Partnership on Form 10-Q for the nine months ended September 30, 2000.

(c)      EXHIBITS.

         10.1 Purchase and Sale Agreement dated effective as of August 14, 2000 by and between the Partnership and Grace Development, Inc.

         10.2 Amendment to Purchase and Sale Agreement dated effective as of September 19, 2000 by and between the Partnership and Grace Development, Inc.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MURRAY INCOME PROPERTIES II, LTD.

                                   By:        Murray Realty Investors IX, Inc.,
                                              a General Partner


                                              By:    /s/ Mitchell Armstrong
                                                  -----------------------------
                                                     Mitchell Armstrong
                                                     President




Date: November 27, 2000

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                        DESCRIPTION
--------                      -----------
10.1     Purchase and Sale Agreement dated effective as of August 14, 2000 by and between the Partnership and Grace Development, Inc.

10.2 Amendment to Purchase and Sale Agreement dated effective as of September 19, 2000 by and between the Partnership and Grace
         Development, Inc.